UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01    Regulation FD Disclosure.

In March 2023, Portland General Electric Company, (PGE, or the Company) filed with the Public Utility Commission of Oregon (OPUC) its first combined Integrated Resource Plan (IRP) and Clean Energy Plan, which articulates the Company's strategy to meet the 2030, 2035, and 2040 emission reduction targets, as mandated by Oregon law, through an equitable transition to a decarbonized grid. In January 2024, the OPUC acknowledged PGE's IRP, subject to certain conditions, providing regulatory support for PGE to pursue the near-term resource additions articulated in the IRP Action Plan. PGE issued the 2023 Request for Proposals (RFP) to market in February 2024, seeking bids for resources that can provide non-emitting dispatchable capacity and renewable generation.

After a robust and competitive bidding process performed in accordance with Oregon's competitive bidding rules, and with the active participation of, and oversight by, an OPUC-selected third-party independent evaluator, PGE plans to submit a request for acknowledgement of the final shortlist of bidders to the OPUC on September 17, 2024.

PGE constructed the final short list to provide optionality and address PGE's capacity need. The Company ranked the final shortlist in two groups, prioritized based on performance in the RFP price scoring evaluation, representing the optimal intersection of value to customers at the least-cost and the least-risk. These two groups together represent the final shortlist of projects recommended for regulatory acknowledgement, as follows:
•Group A, as shown below, consists of four bids that are top performing and PGE expects to enter commercial negotiation for all of these projects. Group A includes 416 megawatts (MW) nameplate of renewable resources and 400 MW nameplate of battery storage; and
•Group B, as shown below, consists of five bids, all of which represent capacity options via battery energy storage systems. These projects are also high performing and PGE may enter commercial negotiations with some or all of these projects, allowing flexibility to address any remaining capacity need. Group B includes 885 MW nameplate of battery storage.

The proposals for renewable resources provide various combinations of solar and battery storage options that include power purchase agreements (PPA) along with Company-owned resources via Build Transfer Agreements (BTA). The proposals for non-emitting dispatchable capacity resources provide battery storage options that include PPAs along with Company-owned resources via BTAs. The ultimate outcome of the RFP process may involve the selection of multiple projects for both renewable and non-emitting dispatchable capacity resources.

	2023 RFP Final Shortlist
	Project	Technology	Structure	MW	Company-owned MW
Group A	1	Solar, Battery	PPA	250 (1)	—
	2	Solar	PPA	41	—
	3	Battery	BTA	400	400
	4	Solar, Battery	BTA	125 (1)	125

Group B	5	Battery	PPA	185	—
	6	Battery	PPA	200	—
	7	Battery	Hybrid (2)	200	100
	8	Battery	Hybrid (2)	200	100
	9	Battery	BTA	100	100
(1) MW values do not include nameplate capacity of paired energy storage of 250 MW for project 1 and 125 MW for project 4
(2) Hybrid commercial structure includes a PPA portion and a Company-owned portion of project resources

PGE is proceeding to commercial negotiations with projects on the final shortlist and looks to execute final contracts by the end of the first quarter 2025. The Company has requested that the OPUC acknowledge the RFP shortlist by November 19, 2024 to enable the Company to execute definitive agreements.

RFP final shortlist projects were evaluated and selected based on conditions as of the final shortlist date and are subject to risks and uncertainties, including, but not limited to, regulatory processes, inflationary impacts, supply chain constraints, supply cost increases (including the application of trade tariffs), and legislative uncertainty.

Additional details of the 2023 RFP (OPUC Docket UM 2274) are available on the OPUC website at www.oregon.gov/puc.

The information included in this Current Report on Form 8-K is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Safe Harbor Statement
Statements in this document that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our estimates and assumptions as of the date of this report. The Company assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors.

Forward-looking statements include statements regarding the Company's full-year earnings guidance (including assumptions and expectations regarding annual retail deliveries, average hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," "assumptions," "based on," "believes," "conditioned upon," "considers," "could," "estimates," "expects," "forecast," "goals," "intends," "looks to," "needs," "plans," "predicts," "projects," "promises," "seeks," "should," "subject to," "targets," "will continue," "will likely result," or similar expressions.

Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the timing or outcome of various legal and regulatory actions; changing customer expectations and choices that may reduce or increase the demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation and battery storage facilities, including hydro conditions, wind conditions, disruption of transmission and distribution, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; delays in the supply chain and increased supply costs (including application of tariffs impacting solar module imports), failure to complete capital projects on schedule or within budget, failure of counterparties to perform under agreement, or the abandonment of capital projects, which could result in the Company's inability to recover project costs, or impact our competitive position, market share, revenues and project margins in material ways; default or nonperformance of counterparties from whom PGE purchases capacity or energy, which require the purchase of replacement power and renewable attributes at increased costs; complications arising from PGE’s jointly-owned plant, including ownership changes, regulatory outcomes or operational failures; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy market conditions, which could affect the availability, cost and required collateral for purchased power and fuel; changes in capital and credit market conditions, including volatility of equity markets as well as changes in PGE’s credit ratings and outlook on such credit ratings, reductions in demand for investment-grade commercial paper or interest rates, which could affect the access to and availability or cost of capital and result in delay or cancellation of capital projects or execution of the Company’s strategic plan as currently envisioned; general economic and financial market conditions, including inflation; the effects of climate change, whether global or local in nature; unseasonable or severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, third party liability or that may affect energy costs or consumption; the effectiveness of PGE’s risk management policies and procedures; PGE’s ability to effectively implement Public Safety Power Shutoffs and de-energize its system in the event of heightened wildfire risk; cyber security attacks, data security breaches, physical attacks and security breaches, or other malicious acts, which could disrupt operations, require significant expenditures, or result in claims against the Company; employee workforce factors, including potential strikes, work stoppages, transitions in senior management, and the ability to recruit and retain key employees and other talent and turnover due to macroeconomic trends; widespread health emergencies or outbreaks of infectious diseases such as COVID-19, which may affect our financial position, results of operations and cash flows; failure to achieve the Company’s greenhouse gas emission goals or being perceived to have either failed to act responsibly with respect to the environment or effectively responded to legislative requirements concerning greenhouse gas emission reductions; social attitudes regarding the electric utility and power industries; political and economic conditions; acts of war or terrorism; changes in financial or regulatory accounting principles or policies imposed by governing bodies; changes in effective tax rate; and risks and uncertainties related to generation and transmission projects, including, but not limited to, regulatory processes, transmission capabilities, system interconnections, permitting and construction delays, legislative uncertainty, inflationary impacts, supply costs and supply chain constraints. As a result, actual results may differ materially from those projected in the forward-looking statements.

Risks and uncertainties to which the Company is subject are further discussed in the reports that the Company has filed with the United States Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov and on the Company’s website, investors.portlandgeneral.com. Investors should not rely unduly on any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	9/16/2024	By:	/s/ Joseph R. Trpik
Joseph R. Trpik
Senior Vice President, Finance and Chief Financial Officer

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